UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 22, 2005

Columbia Sportswear Company

(Exact name of registrant as specified in its charter)

Oregon	0-23939	93-0498284
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14375 Northwest Science Park Drive

Portland, Oregon 97229

(Address of principal executive offices)

(503) 985-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 22, 2005, Columbia Sportswear Company (the “Company”) entered into an amendment to its credit agreement with Wells Fargo Bank. The amendment increased the amount of available credit under the agreement to $100,000,000 during the period of August 15 through November 15 of a calendar year and $25,000,000 at all other times. The amendment also extended the maturity date of loans under the agreement to July 1, 2007. The First Amendment to Credit Agreement, filed as an exhibit to this Form 8-K, is hereby incorporated into this Form 8-K.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information disclosed under Item 1.01 is incorporated into this Item 2.03 by this reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

10.1	First Amendment to Credit Agreement dated December 22, 2005 between Columbia Sportswear Company and Wells Fargo Bank, National Association

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbia Sportswear Company

Date: December 27, 2005	By:	/S/ PETER J. BRAGDON
	Name:	Peter J. Bragdon
	Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

10.1	First Amendment to Credit Agreement dated December 22, 2005 between Columbia Sportswear Company and Wells Fargo Bank, National Association